Exhibit 10.34

FIRST AMENDMENT TO GROUND LEASE

This FIRST AMENDMENT TO GROUND LEASE (“First Amendment”) is made and entered into as of April 29, 1998 (the “Effective Date”) by and among MISSION-WEST VALLEY LAND CORPORATION, a California non-profit public benefit corporation (“Landlord”), and NEXUS PROPERTIES, INC., a California corporation (“NEXUS”), KINETIC SYSTEMS, INC., a California corporation (“KS”), R. DARRELL GARY, individually, a married man (“GARY”), MICHAEL J. REIDY, individually, a married man (“REIDY”) and MICHAEL J. REIDY as Trustee of the RONALD BONAGUIDI IRREVOCABLE TRUST (“BONAGUIDI”), jointly and severally (collectively “Tenant”), sometimes hereinafter referred to as the “parties,” with reference to the following facts:

R E C I T A L S:

A. On October 2, 1997, the District and Landlord entered into that certain Master Ground Lease - Parcel 12 (the “Master Ground Lease”), under which the District leased certain real property, described in Exhibit B of the Master Lease (the “Property”) to Landlord, and Landlord agreed to hire the Property from District. Also on that date, Landlord, Tenant and Digital Square, Inc., entered into that certain Ground Lease (the “Ground Lease”), under which Landlord leased the Property to Digital Square, Inc., and Tenant, and Digital Square, Inc., and Tenant agreed to hire the Property from Landlord.

B. On or about November     , 1997, Digital Square, Inc., assigned its interest in the Ground Lease to NEXUS, but was not released from any of its obligations under the Ground Lease by either Landlord or the District.

C. The parties now desire to modify and amend the provisions of the Ground Lease in order to (1) clarify that the Lam Easement was intended to be part of the Premises, (2) give permission and make appropriate provisions for Tenant’s proposed subdivision of the Property into two parcels, and (3) address changes in circumstances that have arisen subsequent to the execution of the Ground Lease and that require modifications to the Ground Lease.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties agree as follows:

1. Paragraph 1 of the Ground Lease and Exhibit B attached thereto are hereby amended to provide that the Premises includes an appurtenant easement for pedestrian and vehicular ingress and egress, as shown in that certain Grant of Access Easement recorded March 7, 1994, in Book N335, Page 968, Santa Clara County Records, more particularly described in Exhibit 1, which is attached hereto and incorporated herein by reference (the “Lam Easement”).

2. Paragraph 1 of the Ground Lease and Exhibit B attached thereto are further amended to provide that the Premises includes an appurtenant easement for pedestrian and vehicular ingress and egress over land owned by the District as is more particularly described in Exhibit 2, which is attached hereto and incorporated herein by reference (the “Perimeter Road Easement”).

3. Tenant acknowledges that Landlord has cooperated fully in Tenant’s efforts to obtain all governmental consents, approvals, permits or variances required for the construction of the Project, as well as in the execution of any easements or reciprocal easement agreements for the benefit of the Project, pursuant to the terms of Paragraphs 5(a) and (e) of the Ground Lease. The parties further acknowledge that, subsequent to the execution of the Ground Lease, Landlord has given its cooperation with respect to the following matters: (a) Agreement by and between the City of Santa Clara, West Valley-Mission Community College District, and Lawrence Lam, in the form attached hereto as Exhibit 3 (the “Nonstandard Driveway Agreement”), providing for certain use, maintenance and liability obligations for the Lam Easement, which is expected to be recorded subsequent to this recording of the Parcel Map described below; (b) Easement Agreement recorded                     , 1997, in Book             , Page     , Santa Clara County Records, more particularly described in Exhibit 4, which is attached hereto and incorporated herein by reference (the “Pacific Bell Easement”), granting an easement for certain public utilities; and (c) Parcel Map, recorded                     , 1998, in Book             , Page     , Santa Clara County Records, providing for the subdivision of the Property and other related matters, as more fully described in Paragraph 4 below.

4. Notwithstanding anything to the contrary in the Ground Lease, Landlord hereby grants permission to Tenant to subdivide the Property as shown on that certain Parcel Map recorded                     , 1998, in Book             , Page     , Santa Clara County Records (the “Parcel Map”), a copy of which is attached hereto and incorporated herein as Exhibit 5, subject to the terms and conditions of this First Amendment.

5. In granting permission to Tenant to subdivide the Property, Landlord makes no representation or warranty to Tenant that such subdivision is permitted by law or otherwise allowed, and the parties agree that in the event that such subdivision is not permitted by law or otherwise allowed, the provisions of this First Amendment that give permission to Tenant and make provision for Tenant’s subdivision of the Property shall be void and of no effect, and the Ground Lease shall remain in effect as though the provisions of this First Amendment allowing such subdivision had never occurred.

6. Notwithstanding such subdivision of the Property, or permission to Tenant for such subdivision, the Ground Lease shall not be divided, and there shall be only one Ground Lease for the entire Property. Except as otherwise specifically provided herein, all terms and conditions of the Ground Lease shall remain applicable to the entire Property in the same manner and to the same extent that said terms and conditions of the Ground Lease applied to the entire Property prior to such subdivision of the Property, and none of the liabilities or obligations to be performed on the part of Tenant with respect to the Property under the Ground Lease shall be divided or modified among the parties constituting Tenant or between the resulting parcels. Any increase in real property taxes or possessing interest taxes resulting from such subdivision or Landlord’s grant of permission to Tenant for such subdivision shall be borne solely by Tenant and without regard for any apportionment of such increase in taxes between the parcels resulting from such subdivision, with any liability to Landlord for such increase in taxes to remain joint and several among the parties constituting Tenant regardless of any apportionment of such increase in taxes between the parcels resulting from such subdivision. Paragraph 21 of the Ground Lease is specifically reaffirmed nothwithstanding such subdivision of the Property or permission to Tenant for such subdivision and the parties acknowledge that Landlord would not have given permission to Tenant to subdivide the Property as provided by paragraph 4 above but for such reaffirmation.

7. Paragraph 8(a)(i) is hereby amended to provide that Tenant’s repair and maintenance obligations shall also include those obligations imposed upon the District and Landlord pursuant to the terms of the Nonstandard Driveway Agreement and the Lam Easement, and Tenant hereby assumes all obligations and liabilities arising from the Nonstandard Driveway Agreement and the Lam Easement.

8. Paragraph 11(a) is hereby amended to provide that Tenant’s obligations to indemnify and defend Landlord shall also include any matters arising out of the Nonstandard Driveway Agreement and the Lam Easement.

9. Paragraph 12 is hereby amended to provide that Tenant’s insurance shall cover all obligations and liabilities arising under the Nonstandard Driveway Agreement and the Lam Easement.

10. Paragraph 14(a)(viii) of the Ground Lease is amended to replace the phrase “such landlord obligations” on the first line of page 31 with the phrase “such obligations of the landlord under that sublease”.

11. Any breach or default under any provision of this First Amendment shall be a breach or default under the Ground Lease, and any breach or default under the Ground Lease shall be a breach or default under this First Amendment. Except as provided in this First Amendment, all of the terms and conditions of the Ground Lease shall remain in full force and effect and the Ground Lease is hereby reconfirmed in its entirety. By signing below, each party hereby ratifies and reconfirms that all requisite action has been taken to duly authorize the parties to execute this First Amendment and the Ground Lease, that the individuals executing this First Amendment and the Ground Lease each has been duly authorized by all requisite action taken by the parties, that this First Amendment and the Ground Lease are legal, valid and binding obligations on the parties, that this First Amendment and the Ground Lease do not violate the terms of any charter, articles, bylaws, agreements or laws affecting or binding any such party, and that the parties shall provide proof of their authority and authorization to enter into this First Amendment and the Ground Lease and the power and authority of the individual(s) executing and delivering this First Amendment and the Ground Lease. All capitalized terms not defined herein shall have the meaning set forth in the Ground Lease. This First Amendment may be executed in counterparts, with each counterpart deemed to be an original, but all of which together shall constitute one and the same instrument. This First Amendment (or any counterpart hereof) may also be executed by facsimile signature.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment with the intent to be legally bound thereby.

LANDLORD:

MISSION-WEST VALLEY LAND CORPORATION, a California non-profit public benefit corporation

Dated:		By:

Its:

Dated:		By:

Its:

Dated:	4/29/98	By:

		Its:	Executive Director

TENANT:

NEXUS PROPERTIES, INC., a California corporation

Dated:	4-20-98	By:

		Its:	PRESIDENT

KINETIC SYSTEMS, INC., a California corporation

Dated:	4-21-98	By:

		Its:	Sr. Vice President

Dated:	4-20-98
R. DARRELL GARY, individually

Dated:	4-20-98
MICHAEL J. REIDY, individually

Dated:	4-20-98
MICHAEL J. REIDY, as Trustee of the RONALD BONAGUIDI IRREVOCABLE TRUST

LEGAL DESCRIPTION

EASEMENT AREA

All that certain property situate in the city of Santa Clara, county of Santa Clara, State of California, being a portion of Parcel 2 of that certain Parcel Map filed for record in Book 368 of Maps at Page 31 through 33, Santa Clara County Records, more particularly described as follows:

Commencing at the most northerly corner of said Parcel 2;

Thence southerly along the westerly line of said Parcel 2 South 00°02’19” West 159.96 feet to the TRUE POINT OF BEGINNING;

Thence continuing along said westerly line South 00°02’19” West 40.00 feet;

Thence South 89°57’41” East 33.73 feet;

Thence southeasterly along a curve to the right, concave southwesterly with a radius of 30.00 feet through a central angle of 72°43’52” for an arc length of 38.08 feet to the easterly line of said Parcel 2;

Thence northerly along said easterly line along a non-tangent curve to the right, concave easterly with a radius of 4654.00 feet from which the radial line bears South 72°52’04” West through a central angle of 1°16’31” for an arc length of 103.60 feet;

Thence southwesterly along a non-tangent curve to the right, concave northwesterly with a radius of 30.00 feet from which the radial line bears North 74°08’36” East through a central angle of 105°53’43” for an arc length of 55.45 feet;

Thence North 89°57’41” West 4.04 feet to the TRUE POINT OF BEGINNING.

Description prepared by Kier & Wright Civil Engineers and Land Surveyors, Inc.

7-14-93
Date

EXHIBIT 1

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

BRYANT, CLOHAN, OTT, MAINES

& BARUH, LLP

Ten Almaden Blvd., Suite 600

San Jose, CA 95113

Attn: James J. Eller

EASEMENT AGREEMENT

This Easement Agreement (“Agreement”) is entered into as of October 2, 1997, by and among WEST VALLEY-MISSION COMMUNITY COLLEGE DISTRICT, a California Community College District (“District”), MISSION-WEST VALLEY LAND CORPORATION, a California non-profit public benefit corporation (“Mission”), whose address is 3000 Mission College Boulevard, Santa Clara, California 95054, and NEXUS PROPERTIES, INC., a California corporation (“NP”) KINETIC SYSTEMS, INC., a California corporation (“KS”), DIGITAL SQUARE, INC., a California corporation (“DS”), R. DARRELL GARY, individually, a married man (“GARY”), MICHAEL J. REIDY, individually, a married man (“REIDY”) and MICHAEL J. REIDY as Trustee of the RONALD BONAGUIDI IRREVOCABLE TRUST (“BONAGUIDI”), jointly and severally (collectively “Nexus”).

R E C I T A L S:

A. District is the owner of certain real property situated in the City of Santa Clara, Santa Clara County, California, which real property is shown on the Parcel Map attached as Exhibit “A” more particularly described in Exhibit “B” attached hereto (“District Property”).

B. District has leased to Mission a portion of the District Property shown on the Parcel Map and commonly known as Parcel 12 and more particularly described on Exhibit “C” attached hereto (the “Leasehold Property”) pursuant to a long term master ground lease by and between Mission and the District (“Master Lease”), a memorandum of which was recorded on                      in the Official Records of Santa Clara County, California as Instrument                     . The portion of the District Property which is not subject to the Master Lease is hereafter referred to as the “Retained Property.”

C. Nexus has subleased the Leasehold Property pursuant to a ground lease by and between Mission and Nexus (the “Ground Lease”). A memorandum of the Ground Lease was recorded on             , 1997 in the Official Records of Santa Clara County, California as Instrument No.                     .

EXHIBIT 2

D. A road is located on the District Property generally running near the westernmost, northernmost and the easternmost portions of the District Property. A portion of such road is a private road (such portion is hereafter referred to as the “Perimeter Road”). The Perimeter Road, as extended and realigned, is more particularly shown on Parcel Map recorded February 7, 1996 in Book 673 of Maps, pages 41 thru 44, Santa Clara County Records, and generally outlined on Exhibit “A” attached hereto.

E. Nexus intends to develop the Leasehold Property pursuant to the terms of the Ground Lease and will require use of the Perimeter Road for vehicular and pedestrian access to and from the Leasehold Property. District desires to grant to Mission and Nexus, for the benefit of the Leasehold Property, an easement for the use of the Perimeter Road in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

In addition to the terms defined in the Recitals, the following terms as used in this Agreement shall have the following meaning:

1.1 New Intersection. The term “New Intersection” refers to that certain intersection recently constructed in front of Mission College, including signal lights, at which Mission College Blvd. and the Perimeter Road intersec and which provides access from Mission Community College and the Project to Great America Parkway or other dedicated streets.

1.2 Occupant. The term “Occupant” refers to any Person from time to time entitled to the use and occupancy of all or any portion of the Leasehold Property under any lease or similar arrangement, including without limitation, Mission and Nexus.

1.3 Perimeter Road Easement. The “Perimeter Road Easement” shall refer to the easement granted in Section 2.1 hereof.

1.4 Permittees. The term “Permittees” refers to District, Mission, Nexus and all Occupants and their respective officers, directors, employees, agents, contractors, invitees, and licensees.

1.5 Person. The term “Person” shall mean any natural individual, corporation, partnership or other legal entity.

1.6 Project. The term “Project” shall mean the Leasehold Property together with all buildings and other improvements constructed or located thereon from time to time.

1.7 Successors and Assigns. A party’s “Successors and Assigns” shall mean such party’s heirs, successors (by merger, consolidation or otherwise), assigns, devisees, administrators, representatives and all other Persons acquiring all or any portion of such Party’s interest in the Retained Property or Leasehold Property, as applicable.

ARTICLE 2

PERIMETER ROAD EASEMENT

2.1 Grant of Easement. District hereby grants to Mission and to Nexus, for the use by Mission and Nexus, and their respective Occupants, Permittees, Successors and Assigns, as an appurtenance for the benefit of the Leasehold Property, a non-exclusive easement over the Perimeter Road, as the same may be modified, reconfigured or improved from time to time, for ingress and egress to and from the Leasehold Property for the passage, and accommodation of vehicles, and for passage and accommodation of pedestrians (“Perimeter Road Easement”). Neither Mission or Nexus shall modify, reconfigure or improve the Perimeter Road except as expressly permitted by the terms of this Agreement as expressly or permitted in writing by District. If a permitted modification, reconfiguration or improvement of the Perimeter Road results in a change in the legal description of the Perimeter Road, the parties shall execute an amendment to this Agreement, in recordable form, setting forth the revised legal description, which amendment shall be recorded in the Official Records of Santa Clara County, California; provided, however, that a party’s failure to execute such amendment shall not invalidate or affect the right of Mission, Nexus and their respective Occupants, Permittees, Successors and Assigns to use the Perimeter Road as modified, reconfigured or improved.

2. Dominant and Servient Estates. The Perimeter Road Easement granted herein is expressly for the benefit of the Leasehold Property. The Leasehold Property shall be the dominant estate with respect to the Perimeter Road Easement and the Retained Property shall be the servient estate with respect to such easement.

2.3 Indemnity. Each party shall indemnify, defend and hold the other parties harmless from any and all claims, losses or liabilities for personal injury, death or property damage resulting from the use, occupancy or possession of the Perimeter Road Easement by the indemnifying party, or its officers, directors, agents, employees, contractors, licensees and invites or resulting from the indemnifying party’s failure to perform its obligations hereunder. The foregoing obligation to indemnity, defend and hold harmless shall survive termination of this Agreement and the Perimeter Road Easement.

2.4 Term of Agreement. This Agreement and the Perimeter Road Easement shall continue with respect to the Leasehold Property so long as either Mission or Nexus or any of their Successors and Assigns has an interest in the Leasehold Property.

ARTICLE 3

MAINTENANCE AND REPAIR

3.1 Duty to Maintain. Mission shall maintain and repair the Perimeter Road in good condition and repair throughout the term of this Agreement. Any repairs necessary to maintain the Perimeter Road in such condition shall be performed within a reasonable time after Mission becomes aware of the need for such repair. Mission’s maintenance obligation shall include resurfacing and restriping of the Perimeter Road as necessary to keep the Perimeter Road smooth and well marked. In addition, Mission shall periodically sweep and clean the Perimeter Road. Mission shall promptly repair any damage to the Perimeter Road caused by any casualty subject to the provisions of Section 2.3 above. District hereby grants to Mission and its employees and agents the right to enter upon the Perimeter Road in order to perform the foregoing maintenance and repair obligations.

3.2 Insurance. Throughout the term of this Agreement, Mission or District shall maintain a policy of comprehensive public liability and property damage insurance insuring against any liability for injury to or death of any person and injury or damage to any property occurring on or about the Perimeter Road in a combined single limit of not less than Five Million Dollars ($5,000,000). The foregoing policy shall name Mission or District (as the case may be) and Nexus as additional insureds. The insurance policy maintained by Mission or District shall provide that no cancellation or change shall be effective without at least thirty (30) days prior written notice to the additional insureds and shall provide that there shall be no exclusion from coverage for cross-liability among the insureds. Mission or District shall have the right from time to time and, in its sole discretion, to increase the amount of the above insurance coverage. Mission or District shall have the right to obtain the foregoing insurance through participation in an insurance pool. Certificates of insurance shall be deposited with the additional insureds, together with evidence of payment of the current premium therefor. Notwithstanding Section 2.3 above, each party hereby releases the other party from any and all claims, losses or liabilities, to the extent such claim, losses or liabilities are insured against pursuant to this Agreement, to the extent permitted by the insurance covering such loss, and to the extent such insurance is not prejudiced thereby. Mission or District shall cause the insurance policy obtained by it pursuant to this Agreement to provide that the insurance company waives all right of recovery by way of subrogation against any party to this Agreement in connection with any damage covered by such policy.

3.3 Reimbursement of Easement Costs. Nexus shall reimburse Mission or District for twenty-five percent (25%) of the costs and expenses actually incurred by Mission or District with regard to maintenance and repair of the Perimeter Road and the premiums for the liability insurance required to be maintained thereon by Mission or District pursuant to this Agreement. Such payment shall be made within thirty (30) days after Mission or District submits a written invoice to Nexus evidencing the costs and expenses actually incurred, but not more often than once each calendar quarter.

3.4 Effect of Termination of Agreement as to Mission. If this Agreement and the Perimeter Road Easement is terminated as to Mission and its Successors and Assigns, District shall succeed to the obligations of Mission set forth in Sections 3.1 and 3.2 above.

ARTICLE 4

TRAFFIC MITIGATION

The parties acknowledge that, in addition to Nexus, other tenants of leasehold interests in the District Property and their respective occupants, permittees, successors and assigns are served and provided access by the Perimeter Road Easement and the New Intersection. The parties also acknowledge that certain measures may need to be taken in the future in order to mitigate traffic on the New Intersection. In the event that the District reasonably determines that the New Intersection must be modified or that other measures must be taken in order to mitigate traffic on the New Intersection then the parties agree that each party shall contribute towards implementing such modifications or measures in an amount representing its equitable portion of the cost of such modifications or measures.

ARTICLE 5

GENERAL PROVISIONS

5.1 Attorneys’ Fees. If any party hereto shall institute any judicial action or proceeding relating to violations, threatened violations or failure of performance of or under this Agreement, or any default hereunder, or to enforce or interpret the provisions hereof, then the prevailing party shall be entitled to recover its reasonable attorneys’ fees, to be fixed by the court. The “prevailing party” shall be the party which by law is entitled to recover its costs of suit whether or not the action proceeds to final judgment.

5.2 Amendment. The parties hereto agree that the provisions of this Agreement may be modified or amended, in whole or in part, only by an amendment in writing, executed and acknowledged by the authorized representatives of each of the parties or their respective successors in interests, and duly recorded in the office of the County Recorder of Santa Clara County, California.

5.3 Estoppel Certificate. Each party covenants that within fifteen (15) days after the written request of any party hereto, it will issue to such party, or to such party’s mortgagee, or any other persons specified by such party, an estoppel certificate stating to the best of its knowledge the following: (a) whether any defaults exist under this Agreement or would exist with notice and the passage of time and the nature of such defaults, (b) whether such party’s interest in the Agreement has been assigned, modified or amended in any way and stating the date, nature and parties to such amendments, and (c) that this Agreement, as of that date, is in full force and effect. Failure to deliver the estoppel certificate within the fifteen (15) day period shall be deemed a conclusive presumption that this Agreement is in full force and effect and has not been modified, and that there are no defaults existing under this Agreement.

5.4 Captions. The captions of the articles and paragraphs of this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation and construction.

5.5 Governing Law. This Agreement shall be construed in accordance with the laws of the State of California.

5.6 Severability. If any term, provision or condition contained in this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

5.7 Covenant Running with the Land. All of the provisions, agreements, rights, powers, covenants, conditions, restrictions, easements and obligations contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto an to their respective Successors and Assigns during their respective period of ownership, unless and until modified as herein provided. All of the provisions of this Agreement shall be covenants running with the land pursuant to applicable law, including, but not limited to, Section 1468 of the California Civil Code. In no event shall the rights, powers and obligations of a party hereto be transferred or assigned except (i) through a transfer of such party’s interest in the Retained Property or the Leasehold Property as applicable, or (ii) as provided in Section 3.4 above.

5.8. Notices and Multiple Parties. Mission and Nexus agree that, during any period during which Nexus shall consist of more than one person or entity, such entities must act jointly and collectively, and not individually, for any action on their part to be considered a valid act by Nexus under this Lease. Nexus shall appoint a single representative to act on Nexus’s behalf in connection with this Agreement (“Nexus’s Representative”). Nexus hereby appoints NDC whose address is 1740 Technology Drive, Suite 315, San Jose, California 95110 as Nexus’s Representative. Nexus may change this designation only by a writing signed by all persons or entities comprising Nexus. In no event shall Mission be required to recognize any substitute designee as Nexus’s Representative if all persons or entities compromising Nexus have not joined in such designation. Notice to NDC shall be deemed to be notice to Nexus and KS, DS, GARY, REIDY and BONAGUIDI, jointly and severally, hereby agree that NDC may receive notice on their behalf and waive any further right or claim to have notice given to them for any reason whatsoever. Mission’s performance of its obligations hereunder or payment of funds due hereunder to Nexus’s Representative shall constitute full performance and/or payment to

Nexus. Nexus hereby represents and warrants that it is not a partnership. A breach of this Agreement by Nexus’s Representative or any person or entity constituting a portion of Nexus shall be considered a breach by Nexus. To be effective any request for consent, cooperation or otherwise of Mission must be delivered from Nexus’s Representative. The timely performance of Nexus’s obligations under this Agreement shall not be forgiven, waived, relieved, or otherwise excused by reason of the death, dissolution, supervision, incapacity, or other legal disability to act of Nexus’s Representative. In the event of the death, dissolution, suspension, incapacity or other legal disability to act of Nexus’s Representative, Nexus shall designate a successor Nexus’s Representative no later than ten (10) working days after such event. In the event Nexus fails to so designate successor Nexus’s Representative, Mission shall be entitled to tender any performance or deliver any notice under this Agreement to any one of the entities comprising Nexus, and any such performance or delivery shall be deemed valid under this Agreement.

5.9 Breach Shall Not Defeat Mortgage. A breach of any of the terms, conditions, covenants or restrictions of this Agreement shall not default or render invalid the lien of any mortgage made in good faith and for value upon any portion of the Retained Property or the Leasehold Property, but such terms, conditions, covenants or restrictions shall be binding upon, effective against and inure to the benefit of any person or entity who acquires title to or an interest in any portion of such real property by foreclosure, trustee’s sale or otherwise.

5.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

DISTRICT:

WEST VALLEY-MISSION COMMUNITY COLLEGE DISTRICT, a California community college district

By:
Joy Atkins

Its:	President
President

By:
Rose Tseng

Its:	Chancellor
Chancellor

MISSION:

MISSION-WEST VALLEY LAND CORPORATION, a California non-profit public benefit corporation

By:
Mark Perlberger

Its:	Executive Director
Executive Director

By:

Its:

NEXUS:

NEXUS PROPERTIES, INC., a California corporation

By:
R. Darrell Gary

Its:	President
President

KINETIC SYSTEMS, INC., a California corporation

By:
Marie R. Blanco

Its:	Executive Vice President
Executive Vice President

DIGITAL SQUARE, INC., a California corporation

By:
Young Kwon

Its:	President
President

R. DARRELL GARY, individually

MICHAEL J. REIDY, individually

MICHAEL J. REIDY as Trustee of the RONALD BONAGUIDI IRREVOCABLE TRUST

STATE OF CALIFORNIA	)
)
COUNTY OF SANTA CLARA	)

On	7 October 1997	, before me,	Lorraine M. Scoggins, Notary Public	,
	DATE		NAME, TITLE OF OFFICER

personally appeared	Joy Atkins, Rose Tseng and Marie R. Blanco

☐	personally known to me - OR -

☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

STATE OF CALIFORNIA	)
)
COUNTY OF SAN DIEGO	)

On	October 9, 1997	, before me,	Donna Gambee, Notary Public	,
	DATE		NAME, TITLE OF OFFICER

personally appeared	Michael J. Reidy

☒	personally known to me - OR -

☐	proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she~~/~~they~~ executed the same in his/~~her~~/~~their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

STATE OF CALIFORNIA	)
)
COUNTY OF SANTA CLARA	)

On	10 October 1997	, before me,	Lorraine M. Scoggins, Notary Public	,
	DATE		NAME, TITLE OF OFFICER

personally appeared	Young Kwon

☐	personally known to me - OR -

☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(ies), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

STATE OF CALIFORNIA	)
)
COUNTY OF SANTA CLARA	)

On	14 October 1997	, before me,	Lorraine M Scoggins, Notary Public	,
	DATE		NAME, TITLE OF OFFICER

personally appeared	R. Darrell Gary

☐	personally known to me - OR -

☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(ies), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

STATE OF CALIFORNIA	)
)
COUNTY OF SANTA CLARA	)

On	14 October 1997	, before me,	I Marie Kotsubo, Notary Public	,
	DATE		NAME, TITLE OF OFFICER

personally appeared	Mark Pearlburger

☐	personally known to me - OR -

☒	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she~~/~~they~~ executed the same in his/~~her~~/~~their~~ authorized capacity(ies), and that by his/~~her~~/~~their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

STATE OF CALIFORNIA	)
)
COUNTY OF SANTA CLARA	)

On		, before me,		,
	DATE		NAME, TITLE OF OFFICER

personally appeared

☐	personally known to me - OR -

☐	proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed this instrument.

WITNESS my hand and official seal.

SIGNATURE OF THE NOTARY

PARCEL MAP
SANTA CLARA
CALIFORNIA
KIER & WRIGHT
NOTES
REFERENCES
BASIS OF BEARINGS
LEGEND
PARCEL 1
23.919 ACRES
PARCEL 2
14.002 ACRES ±
PARCEL 3
65.208 ACRES ±
PARCEL 4
12.728 ACRES ±
PARCEL 12
PARCEL ONE
PARCEL 13
PARCEL 14
PARCEL 15
PARCEL 16
GREAT AMERICA PARKWAY
MISSION COLLEGE BOULEVARD
OUR LADY'S WAY
LANDS OF THE ROMAN CATHOLIC BISHOP OF SAN JOSE
101

Exhibit A

All that certain real property situated in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

Parcels 1, 2, 3 and 4 as shown on that certain Parcel Map recorded on February 7, 1996, in Book 673 of Maps, at Pages 41-44, Santa Clara County Records.

Parcel 12 as shown on that certain Parcel Map filed in the Office of the Recorder of the County of Santa Clara, State of California, on September 17, 1990 in Book 614 of Maps, pages 27, 28, 29, 30 and 31, as corrected by Certificate of Correction recorded December 12, 1995 in Book P123, page 154, Official Records.

EXHIBIT B

Exhibit C

All that certain real property situate in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 12, as shown on that certain Parcel Map filed for record in the office of the Recorder of Santa Clara county, State of California on September 17, 1990 in Book 618 of Maps, pages 27, 28, 29, 30 and 31, and as amended by Certificate of Correction recorded December 12, 1995 in Book P 123 Page 154, Official Records.

Excepting therefrom the interest conveyed by Grant Deed to the City of Santa Clara by instrument recorded October 2, 1997, Instrument Number 13886354, Official Records.

PARCEL TWO:

An easement for pedestrian and vehicular ingress and egress contained in that certain Grant of Access Easement recorded March 7, 1994 in Book N 335, Page 968, Official Records, described as follows:

A portion of Parcel 2 of that certain Parcel Map filed for record in Book 368 of Maps at Pages 31 through 33, Santa Clara County Records, more particularly described as follows:

Commencing at the most Northerly corner of said Parcel 2;

Thence Southerly along the Westerly line of said Parcel 2 South 00° 02’ 19’ West 159.96 feet to the True Point of Beginning;

Thence continuing along said Westerly line South 00° 02’ 19” West 40.00 feet;

Thence South 89° 57’ 41” East 33.73 feet;

Thence Southeasterly along a curve to the right, concave Southwesterly with a radius of 30.00 feet through a central angle of 72° 43’ 52” for an arc length of 38.08 feet to the Easterly line of said Parcel 2;

Thence Northerly along said Easterly line along a non-tangent curve to the right, concave Easterly with a radius of 4654.00 feet from which the radial line bears South 72° 52’ 04” West through a central angle of 1° 16’ 31” for an arc length of 103.60 feet;

Thence Southwesterly along a non-tangent curve to the right, concave Northwesterly with a radius of 30.00 feet from which the radial line bears North 74° 08’ 36” East through a central angle of 105° 53’ 43” for an arc length of 55.45 feet;

Thence North 89° 57’ 41” West 4.04 feet to the True Point of Beginning.

AFTER RECORDING, RETURN TO:

City of Santa Clara

1500 Warburton Avenue

Santa Clara, California 95050

AGREEMENT BY AND BETWEEN THE CITY OF SANTA CLARA,

WEST VALLEY - MISSION COMMUNITY COLLEGE DISTRICT, AND

LAWRENCE LAM

(COVENANT RUNNING WITH THE LAND TO MAINTAIN

A NON-STANDARD DRIVEWAY APPROACH)

This Covenant (herein “AGREEMENT”), is made and entered into on this      day of                     , 1997, by and between the CITY OF SANTA CLARA, CALIFORNIA, a chartered municipal corporation, (herein “CITY”), WEST VALLEY - MISSION COMMUNITY COLLEGE DISTRICT, AND LAWRENCE LAM, (herein “OWNERS”). CITY and OWNERS may be referred to herein individually as a “PARTY” or collectively as the “PARTIES” or the “PARTIES to this AGREEMENT”.

1.	Whenever the term “OWNERS” is used herein, it shall refer collectively to the owners of PROPERTIES, as defined below, who sign this AGREEMENT and/or OWNERS’ assigns and successors in interest.

2.	OWNERS are the owners of certain real property located in the City of Santa Clara as follows:

WEST VALLEY - MISSION COMMUNITY COLLEGE DISTRICT owns the real property located at 2751 Mission College Boulevard, in the City of Santa Clara, California, said real property being Parcel 12 as shown on that certain Parcel Map recorded in Book 618 of Maps, at page 27, Santa Clara County Records, and is also Assessor’s Parcel No. 104-16-105, as shown on the 1997 Santa Clara County Property Tax rolls.

LAWRENCE LAM owns the real property located at 4300 Great America Parkway, in the City of Santa Clara, California, said real property being Assessor’s Parcel No. 104-16-092, as shown on the 1997 Santa Clara County Property Tax rolls.

EXHIBIT 3

Certain real properties described above (herein “PROPERTIES” owned by OWNERS, are depicted in Exhibit “A” (Tracing No. 10,699-A attached hereto and made a part hereof by this reference.

3.	OWNERS propose to install certain private improvements (herein “IMPROVEMENTS”) in the street right-of-way described and limited to the following:

The IMPROVEMENTS consist of a non-standard driveway approach, including curb and gutter, encroaching up to approximately 10 feet into Great America Parkway, a public right-of-way. The boundary and area of IMPROVEMENTS encroachment are shown on attached Exhibit “A”.

Installation of IMPROVEMENTS shall be at OWNERS’ expense and performed under a Street Opening Permit issued by CITY. IMPROVEMENTS are proposed to be accessed through an Access Easement granted by LAWRENCE LAM for the benefit of WEST VALLEY - MISSION COMMUNITY COLLEGE DISTRICT, said Access Easement is recorded as Document #12389161 in the Santa Clara County Recorder’s Office, and is depicted as Exhibit “B” attached hereto and made a part hereof by this reference.

4.	OWNERS shall maintain, at OWNERS’ expense, the IMPROVEMENTS in a safe condition in compliance with CITY ordinances, rules, regulations, and such terms and conditions as all of the aforesaid are required by CITY from time to time. CITY approval of IMPROVEMENTS does not constitute approval on behalf of public utility companies. Approval of public utility companies shall be obtained by OWNERS if required. If, in the future, IMPROVEMENTS are removed, the area they are removed from shall be left in a safe condition. Removal shall be at OWNERS’ expense and performed under a Street Opening Permit issued by CITY.

5.	OWNERS agree to permit public utility companies, the CITY, and their respective officers, employees, and agents to enter upon PROPERTIES for the purpose of installation, modification, repair, maintenance, removal or replacement of CITY-owned public improvements, facilities or properties situated in the said street right-of-way. OWNERS waive any and all claims for damages or liabilities in connection therewith for PROPERTIES damages incurred as a result of CITY operations.

6.	OWNERS agree to pay CITY for any damages to CITY-owned facilities caused by the construction or maintenance done by OWNERS in the said street right-of-way.

7.	OWNERS agree to modify, maintain, repair, or remove on written demand of the City Engineer (or his designee) at no cost to the CITY, IMPROVEMENTS (or portion thereof) which prohibits c[ ] interferes with the CITY’s ability to maintain, repair, or replac[ ] its public facilities located in the said street right-of-way. If OWNERS fail to modify, maintain, repair, or remove IMPROVEMENT (or portion thereof) upon demand of CITY, CITY shall cause the work to be done and bill OWNERS. OWNERS agree to pay.

8.	If OWNERS fail to pay CITY for damage to CITY facilities or for CITY caused work the OWNERS failed to perform upon CITY demand CITY may cause a special assessment to be levied against PROPERTIES which shall constitute a lien thereon until paid. Said assessment, at the option of CITY, may be placed upon the tax rolls and treated and collected as are other taxes upon PROPERTIES. Said assessment procedure for collection of expenses incurred by CITY upon the failure of OWNERS to remove IMPROVEMENTS (or portion thereof) is expressly not intended to limit any other remedy available at law or in equity to CITY.

9.	OWNERS shall indemnify, defend, and save harmless the CITY, its officers, employees and agents from any claims, demands, loss, liability, injury, damage, expense or cost (including reasonable attorney’s fees) however same may be caused, which may be sustained, incurred, or asserted against CITY because of and/or arising from the CITY permitting OWNERS to install and/or maintain IMPROVEMENTS in the said street right-of-way.

10.	As used herein, said street right-of-way includes not only the roadway traveled by vehicles but the curb, sidewalk and area between and beyond the sidewalk, if any, to the private PROPERTIES lines or exterior line of right-of-way easements.

11.	Each and every covenant made by OWNERS and/or CITY in this AGREEMENT is made for the direct benefit of the respective lands described below or the interests in such lands held by the PARTIES, their heirs, assigns and/or successors in interest, and shall run with said respective lands or interest in lands, and if applicable, the responsibilities and burdens thereof are imposed on and shall run with said respective lands or interest in lands held by the PARTIES, their heirs, assigns and successors in interest.

12.	The lands of OWNERS which are burdened by this covenant and which will have the responsibility and burden for the modification, maintenance, repair, or removal of the IMPROVEMENTS are the above mentioned PROPERTIES.

13.	The land of CITY which is benefitted by the covenants included in this AGREEMENT is Great America Parkway, a public street owned by CITY.

14.	Enforcement, either to restrain violation or to recover damages, shall be by proceedings at law or in equity against any person or persons violating or attempting to violate any covenant.

15.	Invalidation of any one of these covenants by judgment or court order shall in no way affect any of the other provisions which shall remain in full force and effect.

16.	This AGREEMENT shall be recorded by CITY in the Office of the County Recorder of Santa Clara County.

The PARTIES hereby indicate their acknowledgment and acceptance of the terms and conditions of this AGREEMENT as evidenced by the following signatures of the PARTIES or their duly authorized representatives. This AGREEMENT shall be effective as of the day and year first above written.

CITY OF SANTA CLARA, CALIFORNIA a chartered municipal corporation

By
Judy Nadler

Mayor

By
Jennifer Sparacino
City Manager

ATTEST:

J. E. Boccignone
City Clerk

APPROVED AS TO FORM:

City Attorney

WEST VALLEY - MISSION COMMUNITY COLLEGE DISTRICT

By:

Print Name:

Title:

LAWRENCE LAM

By:

Print Name:

Title:

“CITY”	“OWNERS”

IF GRANTOR IS A CORPORATION, THE COMPLETE LEGAL NAME AND CORPORATE SEAL OF THE CORPORATION AND CORPORATE TITLES OF THE PERSONS SIGNING FOR THE CORPORATION SHALL APPEAR ABOVE. WRITTEN EVIDENCE OF AUTHORITY OF PERSON OR PERSONS EXECUTING THIS DOCUMENT ON BEHALF OF CORPORATION, PARTNERSHIP, OR JOINT VENTURE, OR ANY OTHER ORGANIZATION OTHER THAN A SOLE PROPRIETORSHIP SHALL BE ATTACHED. ATTACH THE ALL-PURPOSE NOTARY ACKNOWLEDGMENT FORM FOR THE PERSON OR PERSONS EXECUTING THIS DOCUMENT ON BEHALF OF THE GRANTOR.

104-16-091
AREA OF PRIVATE IMPROVEMENTS (NON-STANDARD DRIVEWAY APPROACH)
PRIVATE PERIMETER ROAD
PARCEL 12
618 M 27
APN
104-16-105
(1997)
155' ±
120' ±
12'
ACCESS
GREAT AMERICA PARKWAY
4300 GREAT AMERICA PKWY
PROPERTY SUBJECT TO AGREEMENT
PARCEL 3
PARCEL MAP
673 M 41
PROPERTY SUBJECT TO AGREEMENT
104-16-092
MISSION COLLEGE BOULEVARD
SITE
CALABAZAS CREEK
MISSION COLLEGE BLVD.
BAYSHORE FREEWAY
GREAT AMERICA PRKWY.
LOCATION MAP
NTS

EXHIBIT "A"

I:\...\DRAFT\CAD\LPD\NELSON\SC17280COV.DWG		
Revised		
Drawn By	ND	11-6-97
ed By		
ved By		Date
BRUCE C. AUGASON CITY ENGINEER		

CITY OF SANTA CLARA	Scale 1" = 150'
AGREEMENT (MAINTENANCE OF A NON-STANDARD DRIVEWAY APPROACH) 4300 GREAT AMERICA PARKWAY 2751 MISSION COLLEGE BOULEVARD	Ref. SC 17,280
	Tracing No. 10,699-A

10,699-A

THIS SPACE FOR RECORDER’S USE
CF0263 (3-84) R/W-EXCL WHEN RECORDED RETURN TO:

SOUTH BAY CONST. & ENGINEERING
3475B NORTH 1ST STREET, #100
SAN JOSE, CA 95134
ATTN:	MARK B. STEVENSON
R/W ADMINISTRATOR
NO DOCUMENTARY TRANSFER TAX DUE
BY:
PACIFIC BELL RIGHT OF WAY ADMIN.
FILE: N4-1618R

APN:	104-16-105	FILOR REQUESTS	GEO: N4-60
R/C:	4C	DO NOT RECORD STAMP VALUE	LOC: Parcel Map
JOB:	N4-1618R	GRANT OF EASEMENT	BK: 618 PG: 27-31

The undersigned Grantor(s) hereby grant(s) to PACIFIC BELL, Grantee, its successors and assigns, an EXCLUSIVE EASEMENT to construct, maintain, operate, excavate, inspect, repair, replace and remove such communication facilities as Grantee may from time to time require, (including ingress thereto and egress therefrom) consisting of crossarms, poles, anchors, guys, cables, wires, conduits, manholes, handholes, markers, pedestals, vaults, electrical conductors, structures with electronic communication equipment therein and associated paving, fencing, and other necessary fixtures and appurtenances related thereto; in, over, under and upon that certain real property in the County of Santa Clara, State of California, described as follows:

Parcel 12 as shown on that certain Parcel Map filed for record on September 17, 1990 in Book 618 of Maps at pages 27 through 31, inclusive, Santa Clara County Records, as corrected by Certificate of Correction recorded December 12, 1995 in Book P123 at Page 154, Official Records and lying within the City of Santa Clara, County of Santa Clara, State of California, said easement being more specifically described as follows:

Commencing at a point on the westerly line of Parcel 12 at the southerly terminus of that certain 831.00 foot radius curve as shown on said Parcel Map;

Thence northerly along said 831.00 foot radius curve, to which a radial line bears South 77° 32’ 02” West, through a central angle of 12° 19’ 20” for an arc length of 178.72 feet to the TRUE POINT OF BEGINNING;

Thence leaving said curve South 89° 44’ 13” East, 14.29 feet;

Thence South 01° 05’ 49” West, 17.85 feet;

Thence North 88° 54’ 11” West, 5.00 feet;

Thence South 01° 05’ 49” West, 20.00 feet;

Thence South 88° 54’ 11” East, 15.00 feet;

Thence North 01° 05’ 49” East, 43.00 feet;

Thence North 89° 44’ 13” West, 24.39 feet to a point on said 831.00 foot radius curve;

Thence southerly along said 831.00 foot radius curve, to which a radial line bears North 89° 47’ 57” West, through a central angle of 00° 20’ 41” for an arc length of 5.00 feet to the TRUE POINT OF BEGINNING.

SEE EXHIBIT “A” ATTACHED.

EXHIBIT 4

Page 1 of 3.

[                     ], legal description was prepared by Pacific Bell pursuant to Section 8730c of the Business and [                    ] ofessions Code.

This easement is appurtenant to the land. The easement is not associated or attached to any lease or term agreement between the fee owner(s) and leaseholder(s) and/or sub-tenant(s), including any successors or assigns of these parties.

Grantor(s) also grant(s) to Grantee the right to trim such trees and other foliage and to cut such roots on said property as may be necessary for the protection of said facilities.

Grantor(s) also grants(s) to Grantee the right to cut, fill or otherwise change the grade of said property and to place such drainage and retaining structures thereon, as Grantee may elect for the protection of said facilities.

Grantor(s) also grant(s) to Grantee the right to receive commercial power service from the appropriate utility company serving the area together with the right for such utility company to place their respective service facilities upon and within said easement.

Grantee shall be responsible for damage caused intentionally or by any negligent act or omission of Grantee, its agents or employees while exercising the rights granted herein.

Executed this 13 day of Nov. 1997

Owner:

WEST VALLEY MISSION COMMUNITY COLLEGE DISTRICT, a California Community College District who acquired title as WEST VALLEY JOINT COMMUNITY COLLEGE DISTRICT of SANTA CLARA COUNTY, as to a portion, WEST VALLEY JOINT COMMUNITY COLLEGE DISTRICT, as a portion and WEST VALLEY JOINT JUNIOR COLLEGE DISTRICT, as to the remainder.

BY:

TITLE:	Chancellor

BY:

TITLE:

STATE OF CALIFORNIA	)
COUNTY OF SANTA CLARA	)

On 11-13, 1997, before me ARLEEN HORNER, a Notary Public of the State of California, personally appeared, ROSE TSENG, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that ~~he~~/she executed the same in ~~his~~/her authorized capacity, and that by ~~his~~/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

49°
N 89°47'57" W (R)
C1
L7
L1
L2
L3
L6
L4
L5
DETAIL
North
TRUE POINT
OF BEGINNING
L9
C2
(TIE)
PACIFIC BELL
EASEMENT
(SEE DETAIL)
L=196.43'
D=13°32'37"
L=178.72'
D=12°19'20"
(TIE)
R=831.00'
R=831.00'
PERIMETER ROAD
(PRIVATE ROAD)
PARCEL 12
(618 M 27)
POINT OF
COMMENCEMENT
S 77°32'02" W (R)
PUE & TEMPORARY
STREET EASEMENT.
RESERVED IN QUIT CLAIM
(L459 OR 1660)
92.08'
C3
N 68°02'26" E
MISSION COLLEGE BLVD.
MISSION COLLEGE BLVD.
N 68°02'57" E
724.49'

LINE TABLE:

LINE	BEARING	DISTAN
L1	S 89°44'13" E	14.
L2	S 01°05'49" W	17.
L3	N 88°54'11" W	5.
L4	S 01°05'49" W	20.
L5	S 88°54'11" E	15.
L6	N 01°05'49" E	43.
L7	N 89°44'13" W	24.
L8	S 68°02'25" W	21.
L9	S 01°04'39" W	5.

CURVE TABLE:

CURVE	RADIUS	DELTA	LENGT
C1	831.00'	0°20'41"	5.0
C2	831.00'	0°52'36"	12.7
C3	55.00'	12°24'10"	11.9

Exhibit "A"

PACIFIC BELL EASEMENT #N4-1618R

Mark B. Stevenson
Right-of-Way Administration
3475B North 1st Street, #100
San Jose, CA 95134

October 1997

DATE	
SCALE	1" = 50'
DR. BY	CSS
JOB	93079-16
SHEET NO.	3 OF 3

NOTES

1. ALL DISTANCES ARE IN FEET AND DECIMALS THEREOF.
2. THE AREA WITHIN THE DISTINCTIVE BORDER LINE IS 6.51 ± ACRES.

LEGEND

- DISTINCTIVE BORDER LINE
- EXISTING PARCEL LINE
- EASEMENT LINE
- CENTERLINE
- STREET MONUMENT FOUND
- 3/4" I.P. SET, LS 6495 UNLESS NOTED
- (325.68') RECORD DATA (PM 618 M 27)
- FOUND 3/4" IP, PM 618 M 27
- (R) RADIAL BEARING

PARCEL MAP

BEING A SUBDIVSION OF PARCEL 12
AS SHOWN UPON THAT CERTAIN PARCEL MAP
FILED FOR RECORD ON SEPTEMBER 17, 1990
IN BOOK 618 OF MAPS AT PAGES 27 THROUGH 31,
SANTA CLARA COUNTY RECORDS.

SANTA CLARA — CALIFORNIA

SCALE: 1" = 50' — OCTOBER, 1997

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408)727-6665
Santa Clara, California 95054 FAX(408)727-5641

EXHIBIT 5

Scale 1" = 50 ft
0 50 100 150
GREAT AMERICA PARKWAY
LANDS OF LAM
APN 104-16-092
PARCEL 1
2.964 ACRES
PARCEL 2
3.556 ACRES
PARCEL 12
(618 M 27)
PARCEL 3
(673 M 41)
PARCEL ONE
(510 M 32)
MISSION COLLEGE BLVD.
INGRESS/EGRESS EASEMENT AREA
LANDSCAPE EASEMENT
ELECTRIC UTILITY ESMT., UNDERGROUND
30' X 38' WATER EASEMENT DEDICATED HEREON SEE SHEET 3 FOR DETAIL
22' X 26' WATER EASEMENT DEDICATED HEREON SEE SHEET 3 FOR DETAIL
15' X 26' WATER EASEMENT DEDICATED HEREON SEE SHEET 3 FOR DETAIL
EMERGENCY VEHICLE ACCESS EASEMENT DEDICATED HEREON SEE SHEET 3 FOR DETAIL
PUE & TEMPORARY STREET EASEMENT RESERVED IN QUITCLAIM
PAC BELL ESMT
STREET DEDICATION
(PRIVATE ROAD)

LINE TABLE:

LINE	BEARING	DISTANCE
L1	S 01°04'29" W	3.61'
L2	S 00°02'19" W	9.05' (9.03')
L3	S 68°02'26" W	21.20'

CURVE TABLE:

CURVE	RADIUS	DELTA	LENGTH
C1	55.00'	12°24'10"	11.91'
C2	55.00'	87°04'52"	83.59'
C3	65.00'	78°38'42"	89.22'

BASIS OF BEARINGS

THE BEARING NORTH 68°02'37" EAST AS FOUND MONUMENTED ALONG THE CENTERLINE OF MISSION COLLEGE BOULEVARD AND AS SHOWN UPON THAT CERTAIN PARCEL MAP FILED FOR RECORD IN BOOK 673 OF MAPS AT PAGES 41 THROUGH 44, INCLUSIVE, WAS USED AS THE BASIS OF ALL BEARINGS SHOWN HEREON.

SHEET 2 OF